SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 26, 2003
                                                         -----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                000-22537-01            23-2215075
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(State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)             File Number)            Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA             19512
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 (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
----------------------

         Executive Incentive Plan - Amendment
         ------------------------------------

         On November 26, 2003, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") amended and restated the National Penn Bancshares, Inc. Executive Incentive Plan. Under the amended and restated Plan, National Penn's annual financial performance will be measured by earnings per share targets, not return on equity peer group comparisons. The amendment and restatement is effective January 1, 2004. A copy of the amended and restated Executive Incentive Plan is filed herein as Exhibit 10.1.

         Executive Management Changes
         ----------------------------

         On November 26, 2003, the board of directors of National Penn approved certain changes in National Penn's executive management to take effect on December 9, 2003. A copy of National Penn's press release dated December 10, 2003 is filed herein as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.
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        10.1    National Penn  Bancshares,  Inc.  Executive  Incentive  Plan, as
                amended and restated.

        99.1 Press Release of National Penn Bancshares, Inc. dated December 10, 2003.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NATIONAL PENN BANCSHARES, INC.


                                                By    /s/Wayne R. Weidner
                                                  -------------------------
                                                  Name:  Wayne R. Weidner
                                                  Title: Chairman and Chief
                                                         Executive Officer


Dated:  December 10, 2003




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                                  EXHIBIT INDEX
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     Exhibit Number                  Description
     --------------                  -----------


        10.1 National Penn Bancshares, Inc. Executive Incentive Plan, as amended and restated.

        99.1 Press Release of National Penn Bancshares, Inc. dated December 10, 2003.





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